Land Use Rights, Net	12 Months Ended
Dec. 31, 2020
Land Use Rights, Net.
Land Use Rights, Net

5. Land Use Rights, Net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of around 50 years or less. The weighted average remaining lease term is 44 years as of December 31, 2020.

	As of December 31,
	2019	2020
	RMB	RMB
Cost	2,681,762	4,609,201
Less: Accumulated amortization	(172,902)	(248,528)
Land use rights, net	2,508,860	4,360,673

Amortization expenses for land use rights were RMB38,516, RMB48,328 and RMB75,627 for the years ended December 31, 2018, 2019 and 2020, respectively.

As at December 31, 2019 and 2020, the title certificates for certain land use rights of the Company with carrying value of approximately RMB167,812 and RMB303,554, respectively, had not been obtained.